UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2007

CSS Industries, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	1-2661	13-1920657
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1845 Walnut Street, Philadelphia, PA	19103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 569-9900

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

As previously reported in our Current Report on Form 8-K filed on December 7, 2007 (the “Prior Filing”), CSS Industries, Inc. (“we”, “our”), through its wholly-owned subsidiary C.R. Gibson, LLC (f/k/a Delta Acquisition, LLC), completed the acquisition of substantially all of the business and assets of C.R. Gibson, Inc., a designer, marketer and distributor of memory books, stationery, journals and notecards, paper tableware, infant and wedding photo albums and scrapbooks and other gift items that commemorate life’s celebrations, on December 3, 2007. We indicated in section (a) of Item 9.01 of the Prior Filing that the financial statements required by that Item would be filed by amendment to the Prior Filing. Accordingly, we hereby file the following financial statements with this Amendment:

•	Audited financial statements of the C.R. Gibson Business (as defined below) as of December 31, 2006 and for the year then ended (filed as Exhibit 99.1 and incorporated herein by reference).

•	Unaudited interim financial statements of the C.R. Gibson Business as of September 22, 2007 and for the period from January 1, 2007 to September 22, 2007 (filed as Exhibit 99.2 and incorporated herein by reference).

As used in this report and the accompanying Exhibits, the term “C.R. Gibson Business” (which term is more fully described in Note 1(a) to the audited financial statements of the C.R. Gibson Business as of December 31, 2006 and for the year then ended filed herewith as Exhibit 99.1) refers to that portion of the assets and business of C.R. Gibson, Inc. that we acquired on December 3, 2007.

(b) Pro Forma Financial Information.

We indicated in section (b) of Item 9.01 of the Prior Filing that the pro forma financial information required by that Item would be filed by amendment to the Prior Filing. Accordingly, we hereby file the following pro forma financial information with this Amendment:

•	Unaudited pro forma combined statement of operations of CSS Industries, Inc. for the fiscal year ended March 31, 2007 and for the nine-months ended December 31, 2007 (filed as Exhibit 99.3 and incorporated herein by reference).

(d) Exhibits.

23.1	Consent of KPMG LLP, Independent Auditors, with respect to its report on the audited financial statements of the C.R. Gibson Business as of December 31, 2006 and for the year then ended.

99.1	Audited financial statements of the C.R. Gibson Business as of December 31, 2006 and for the year then ended.

99.2	Unaudited interim financial statements of the C.R. Gibson Business as of September 22, 2007 and for the period from January 1, 2007 to September 22, 2007.

99.3	Unaudited pro forma combined statement of operations of CSS Industries, Inc. for the fiscal year ended March 31, 2007 and for the nine months ended December 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSS Industries, Inc.
(Registrant)
By:	/s/ Clifford E. Pietrafitta

Clifford E. Pietrafitta
Vice President – Finance and Chief Financial Officer

Date: February 19, 2008

EXHIBIT INDEX

Exhibit	Description
23.1	Consent of KPMG LLP, Independent Auditors, with respect to its report on the audited financial statements of the C.R. Gibson Business as of December 31, 2006 and for the year then ended.

99.1	Audited financial statements of the C.R. Gibson Business as of December 31, 2006 and for the year then ended.

99.2	Unaudited interim financial statements of the C.R. Gibson Business as of September 22, 2007 and for the period from January 1, 2007 to September 22, 2007.

99.3	Unaudited pro forma combined statement of operations of CSS Industries, Inc. for the fiscal year ended March 31, 2007 and for the nine months ended December 31, 2007.

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